Exhibit 10.I

FISCAL AND PAYING AGENCY AGREEMENT

Between

VALLEY NATIONAL BANK,

Issuer

and

WILMINGTON TRUST COMPANY,

Fiscal and Paying Agent

Dated as of

July 13, 2005

5.0% Subordinated Notes

Due July 15, 2015

i

ii

This Fiscal and Paying Agency Agreement (as may be amended, supplemented or otherwise modified from time to time, and together with all Exhibits hereto, this “Agreement”) is dated as of July 13, 2005 between VALLEY NATIONAL BANK, a national banking association organized under the laws of the United States of America (the “Issuer”), and WILMINGTON TRUST COMPANY, a banking corporation organized under the laws of the State of Delaware (the “Fiscal and Paying Agent”).

WHEREAS, the Issuer has, by a Purchase Agreement dated July 7, 2005, agreed to issue $100,000,000 aggregate principal amount of the Issuer’s 5.0% Subordinated Notes due July 15, 2015 (the “Subordinated Notes”); and

WHEREAS, the Issuer desires to appoint the Fiscal and Paying Agent as fiscal and paying agent of the Issuer with respect to the preparation, authentication, delivery, registration and payment of the Subordinated Notes.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

APPOINTMENT

Section 1.1. Appointment of Fiscal and Paying Agent and Registrar. The Fiscal and Paying Agent is hereby appointed by the Issuer as fiscal and paying agent for the Subordinated Notes on the terms and conditions specified in this Agreement, and the Fiscal and Paying Agent hereby accepts such appointment subject to all of the rights, privileges and protections in this Agreement. The Issuer hereby appoints the Fiscal and Paying Agent as registrar for the Subordinated Notes.

ARTICLE II

THE SUBORDINATED NOTES

Section 2.1. Issuance and Form of Subordinated Notes. The Issuer represents and warrants that the Subordinated Notes will be initially issued, and thereafter the Subordinated Notes shall only be transferred, to persons who are institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) (“Institutional Accredited Investors”) promulgated by the Securities Exchange Commission under the Securities Act of 1933, as amended (“Securities Act”). Except as otherwise provided herein, the Subordinated Notes will be represented by one or more global certificates, each such certificate being hereinafter called a “Global Subordinated Note.” All Global Subordinated Notes shall be registered in the name of a nominee of The Depository Trust Company (“DTC”), as depository. All Global Subordinated Notes shall be in substantially the form attached hereto as Exhibit A, the provisions of which are expressly incorporated into and made a part of this Agreement. All Global Notes will bear the restricted note legend set forth in Exhibit A and may have such appropriate insertions, omissions, variations or substitutions as are required or permitted by, and not inconsistent with, this Agreement. The Global Notes may also have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or with any applicable rules or regulations made pursuant thereto or with the rules or regulations of any securities exchange or governmental agency or as may, consistently herewith, be determined by the officers of the Issuer executing such Global Subordinated Notes, as evidenced by their execution thereof. Beneficial interests in Global Subordinated Notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC or its nominee and its participants.

Purchasers of Subordinated Notes may receive certificated Subordinated Notes in definitive form (each, a “Certificated Subordinated Note”) only as provided in Section 2.5(b) below and in accordance with the procedures set forth in Section 2.6 below. The Certificated Subordinated Notes (which shall be substantially in the form of, and bear the restricted note legend set forth in, Exhibit A hereto) shall be typed, printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers or other authorized representatives of the Issuer executing such Certificated Subordinated Notes, as evidenced by their execution of such Certificated Subordinated Notes.

Except as provided in Section 2.5(b) or 2.6 below, owners of beneficial interests in Global Subordinated Notes will not be entitled to receive Certificated Subordinated Notes.

Section 2.2. Certificates of Authorized Representatives of the Issuer. The Issuer shall furnish the Fiscal and Paying Agent with a certificate of the Secretary, Assistant Secretary or other duly authorized officer of the Issuer certifying the incumbency and specimen signatures of representatives of the Issuer authorized to execute, attest and deliver the Subordinated Notes and other documents on behalf of the Issuer and to instruct the Fiscal and Paying Agent regarding the completion and delivery of the Subordinated Notes (each, an “Authorized Representative”). Until the Fiscal and Paying Agent receives a subsequent incumbency certificate of the Issuer, the Fiscal and Paying Agent shall be entitled to rely on the last such certificate delivered to it for purposes of determining the Authorized Representatives.

Section 2.3. Completion, Authentication and Delivery.

(a) All Subordinated Notes shall be issued and delivered in accordance with this Agreement, and, in the case of the Global Subordinated Notes, a letter of representations from the Issuer to DTC dated no later than the date hereof (the “Letter of Representations”). Notwithstanding the foregoing, the Fiscal and Paying Agent shall not be required to perform any duties on any day that is not a Business Day (as hereinafter defined). All instructions regarding the completion and delivery of Subordinated Notes shall be given in the form of a writing, executed on behalf of the Issuer by an Authorized Representative, delivered or transmitted by mail, courier, confirmed telex, telecopy, E-mail or other means acceptable to the Fiscal and Paying Agent and shall specify the form and contents of such Subordinated Notes consistent with this Agreement and otherwise provide the Fiscal and Paying Agent sufficient information to perform its obligations under this Section 2.3. Upon receipt of instructions as described in the preceding sentence and the Global Subordinated Note or Notes and Certificated Subordinated Notes executed by the Issuer (which signature may be facsimile), the Fiscal and Paying Agent shall:

(i) complete (A) a Global Subordinated Note or Notes representing one or more Subordinated Notes and (B) one or more Certificated Subordinated Notes indicated in such instructions, in each case in accordance with such instructions;

(ii) manually authenticate such Global Subordinated Note or Notes and Certificated Subordinated Notes by any one of the officers or employees of the Fiscal and Paying Agent duly authorized and designated by it for such purpose;

(iii) deliver any Global Subordinated Note or Notes to DTC or pursuant to DTC’s written instructions; and

(iv) deliver any Certificated Subordinated Notes pursuant to the Issuer’s instructions.

(b) If any Subordinated Note has been executed on behalf of the Issuer and authenticated by the Fiscal and Paying Agent by an officer or representative who was duly authorized for such purpose at such time, but who is not so designated at the time said Subordinated Note is to be paid, the Subordinated Note shall be paid by the Issuer, and the Fiscal and Paying Agent is hereby authorized to apply funds received from the Issuer for such payment, notwithstanding that the authority of said officer or representative has been terminated between the time of execution and the time of payment.

(c) In the event a discrepancy exists between the instructions as originally received by the Fiscal and Paying Agent and any subsequent written confirmation thereof, such original instructions will be deemed controlling, if action has already been taken in reliance on such original instructions. The Fiscal and Paying Agent shall give notice to the Issuer of any such discrepancy known to it within two (2) Business Days of the receipt of such subsequent written confirmation.

(d) All instructions regarding completion and delivery of Subordinated Notes must be received (i) in the case of the original issue of Subordinated Notes, by the Fiscal and Paying Agent by the close of business on the Business Day preceding the original issue date as set forth in Section 2.7(c), and (ii) in the case of any subsequent instruction to complete and deliver Subordinated Notes, by 2:00 p.m. (Wilmington, Delaware time) on the Business Day preceding the date of delivery, or in either case, such shorter period as the Fiscal and Paying Agent may determine. For purposes hereof, the term “Business Day” shall mean any day that is not a Saturday or Sunday and that is not a day on which banks in New York, New York, Wilmington, Delaware or the State of New Jersey are generally authorized or required by law or executive order to be closed.

(e) The Fiscal and Paying Agent shall incur no liability to the Issuer or to any other person or entity, including any holder, purchaser, transferor or transferee of Subordinated Notes, in acting or refraining from taking any action hereunder upon instructions contemplated hereby which the officer of the Fiscal and Paying Agent in receipt of such instructions believed in good faith to have been given by an Authorized Representative.

(f) Each instruction given to the Fiscal and Paying Agent in accordance with this Section 2.3 shall constitute a representation and warranty to the Fiscal and Paying Agent by the Issuer that the issuance and delivery of the Subordinated Notes to which the instruction relates have been duly and validly authorized by the Issuer, that such Subordinated Notes when completed, authenticated and delivered pursuant hereto, will constitute valid and legally binding obligations of the Issuer, and that the Fiscal and Paying Agent’s appointment to act for the Issuer hereunder has been duly authorized by all necessary corporate action of the Issuer, and that the Fiscal and Paying Agent shall be fully defended and indemnified hereunder in connection with any liability arising out of or related to any action taken by the Fiscal and Paying Agent in good faith reliance on such instruction.

(g) The Issuer hereby represents and warrants to the Fiscal and Paying Agent that:

(i) The Issuer is duly organized and validly existing as a national banking association in good standing under the laws of the United States of America, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(ii) The Issuer has the power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement has been duly authorized by the Issuer by all necessary corporate action.

(iii) The Issuer has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors’ rights in general and by general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

(iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not and will not (A) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the charter or by-laws of the Issuer, or any indenture, agreement or other instrument to which the Issuer is a party or by which it is bound, (B) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument or (C) violate any law or, to the best of the Issuer’s knowledge, any order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or its properties.

(v) There are no proceedings or investigations pending or, to the Issuer’s knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or its properties (A) asserting the invalidity of this Agreement or the Subordinated Notes, (B) seeking to prevent the issuance of the Subordinated Notes or the consummation of any of the transactions contemplated by this Agreement or the Subordinated Notes, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, this Agreement.

Section 2.4. Denominations. The Subordinated Notes shall be issuable only in denominations of $250,000 and any amount in excess thereof that is a whole multiple of $1,000. Subordinated Notes may not subsequently be transferred or exchanged by a holder for Subordinated Notes in denominations of less than $250,000.

Section 2.5. Proceeds of Sale of the Subordinated Notes; Issuance of Certificated Securities.

(a) Funds received in payment for Subordinated Notes issued by the Issuer shall be credited by the Fiscal and Paying Agent to an account of the Issuer, as instructed in writing by an Authorized Representative of the Issuer.

(b) If at any time (i) DTC notifies the Issuer in writing that it is unwilling or unable to continue as depository for the Global Subordinated Notes or if DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depository is not appointed by the Issuer within ninety days after the effective date of DTC’s ceasing to act as depository for the Global Subordinated Notes, (ii) the Issuer, at its option, notifies DTC and the Fiscal and Paying Agent in writing that it elects to cause the issuance of Subordinated Notes in definitive form or (iii) any event shall have happened and be continuing which, after notice or lapse of time, or both, would constitute an Event of Default (as defined in the Subordinated Notes) with respect to the Subordinated Notes, the Issuer will execute, and the Fiscal and Paying Agent will, upon receipt of instructions in writing from the Issuer, authenticate and deliver Subordinated Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Subordinated Notes then outstanding in exchange for such Global Subordinated Notes. Any such certificated Subordinated Notes will be issued in fully registered form to the persons designated in writing by DTC as the beneficial owners thereof, without coupons, in authorized denominations.

Section 2.6. Transfer and Exchange of Subordinated Notes.

(a) Transfer of Global Subordinated Note for Certificated Subordinated Note. Notwithstanding any provision to the contrary herein, so long as a Global Subordinated Note remains outstanding and is held by or on behalf of DTC, transfers of such Global Subordinated Note or a beneficial interest therein, in whole or in part, shall be made only in accordance with this Section 2.6(a) as follows:

(i) A holder of a beneficial interest in a Global Subordinated Note deposited with DTC may transfer its interest in such Global Subordinated Note in the form of an interest in one or more Certificated Subordinated Notes subject to the rules and procedures of DTC, as in effect from time to time, and in accordance with this Section 2.6(a). A holder of a beneficial interest in a Global Subordinated Note may transfer such interest in the form of one or more Certificated Subordinated Notes, only in denominations of $250,000 or any amount in excess thereof that is a whole multiple of $1,000.

(ii) Upon receipt by the Fiscal and Paying Agent of (A) written instructions given in accordance with DTC’s procedures from a holder of a beneficial interest in a Global Subordinated Note directing the Fiscal and Paying Agent to debit or to cause to be debited a beneficial interest in a Global Subordinated Note in a specified principal amount from such holder’s account and to provide a beneficial interest of an equivalent principal amount in the form of one or more Certificated Subordinated Notes, (B) a written order signed by an Authorized Representative of the Issuer for the authentication and delivery of Certificated Subordinated Notes and confirming that all conditions precedent thereto under this Agreement have been satisfied, along with a copy of an executed transferee letter in the form of Exhibit B hereto given by the transferee and (C) Certificated Subordinated Notes executed by the Issuer in a sufficient quantity to the Fiscal and Paying Agent, which delivery shall be made no later than 30 days after the first date on which interests in a Global Subordinated Note are to be made available in definitive form, the Fiscal and Paying Agent shall instruct DTC to reduce the Global Subordinated Note by the aggregate principal amount of the beneficial interest in the Global Subordinated Note to be so exchanged or transferred and the Fiscal and Paying Agent shall, concurrently with such reduction, authenticate and deliver in accordance with the Issuer’s written instructions one or more Certificated Subordinated Notes in an equivalent aggregate principal amount. In no event will the Fiscal and Paying Agent be liable for the costs and expenses of printing, preparing or delivering any Certificated Subordinated Notes.

(b) Transfer of Certificated Subordinated Note for Global Subordinated Note.

(i) A registered holder of a Certificated Subordinated Note may transfer such Certificated Subordinated Note in the form of a beneficial interest in a Global Subordinated Note, only in denominations of $250,000 or any amount in excess thereof that is a whole multiple of $1,000 and in accordance with the restrictions set forth on the face of such Certificated Subordinated Note. If a registered holder of a Certificated Subordinated Note wishes at any time to transfer such Subordinated Note to a person who wishes to take delivery in the form of a beneficial interest in a Global Subordinated Note, such holder may, subject to the rules and procedures of DTC, transfer or cause the transfer of such Certificated Subordinated Note for an equivalent beneficial interest in a Global Subordinated Note upon presentation and surrender of the Certificated Subordinated Note at the office of the Fiscal and Paying Agent, accompanied by a written instrument of transfer in form and substance satisfactory to the Issuer and the Fiscal and Paying Agent duly executed by the registered holder thereof or his attorney-in-fact duly authorized in writing.

(ii) Upon receipt by the Fiscal and Paying Agent of the surrendered Certificated Subordinated Note from the transferor and the written instrument of transfer referred to in clause (i) above, the Fiscal and Paying Agent shall instruct DTC, in accordance with DTC’s procedures, to increase the principal amount of the Global Subordinated Note by the aggregate principal amount of such surrendered Certificated Subordinated Note. The Fiscal and Paying Agent shall record the transfer in the Security Register (as hereinafter defined) in accordance with Section 2.7, in the names specified in the written instrument of transfer and in the principal amounts designated by the transferee (which shall be the aggregate of the face amounts of the Certificated Subordinated Notes surrendered by the transferor).

(c) Transfer and Exchange of Certificated Subordinated Note for Certificated Subordinated Note.

(i) Transfer of Certificated Note. The registered holder of any Certificated Subordinated Note may transfer the same in whole or in part only in denominations of $250,000 or any amount in excess thereof that is a whole multiple of $1,000 by surrendering at the office of the Fiscal and Paying Agent such Certificated Subordinated Note with the form of transfer thereon duly endorsed by the registered holder thereof or his attorney-in-fact duly authorized in writing. Upon receipt by the Fiscal and Paying Agent of (A) Certificated Subordinated Notes properly presented for transfer, (B) an order signed by an Authorized Representative of the Issuer for the authentication and delivery of Certificated Subordinated Notes and confirming that all conditions precedent thereto under this Agreement have been satisfied, along with a copy of an executed transferee letter in the form of Exhibit B hereto given by the transferee and (C) Certificated Subordinated Notes executed by the Issuer in a sufficient quantity to the Fiscal and Paying Agent, which delivery shall be made no later than 30 days after the first date on which the Certificated Subordinated Notes were submitted for transfer at the office of the Fiscal and Paying Agent, the Fiscal and Paying Agent shall promptly authenticate and deliver to the transferee, or send by mail (at the risk of the transferee) to such address as the transferee may request in writing, Certificated Subordinated Notes registered in the name of such transferee, for the same aggregate principal amount as was transferred. In the case of the transfer of any Certificated Subordinated Notes in part, the Fiscal and Paying Agent shall also promptly authenticate and deliver to the transferor or send by mail (at the risk of the transferor) to such address as the transferor may request in writing, Certificated Subordinated Notes registered in the name of the transferor, for the aggregate principal amount that was not transferred. No transfer of any Certificated Subordinated Notes may be made unless the request for such transfer is made by the registered holder or by a duly authorized attorney-in fact of such holder at the office of the Fiscal and Paying Agent. In no event will the Fiscal and Paying Agent be liable for the costs and expenses of printing, preparing or delivering any Certificated Subordinated Notes.

(ii) Exchange of Certificated Subordinated Note. At the option of the registered holder on request confirmed in writing and subject to applicable laws and regulations and to the terms set forth in the Certificated Subordinated Note, Certificated Subordinated Notes may be exchanged for Certificated Subordinated Notes of any authorized denominations and of equal aggregate principal amount, upon surrender of the Certificated Subordinated Notes to be exchanged at the office of the Fiscal and Paying Agent. Whenever any Certificated Subordinated Note is so surrendered for exchange, together with a written request for exchange, the Issuer shall execute, and the Fiscal and Paying Agent shall promptly authenticate and deliver, Certificated Subordinated Notes which the holder making the request for exchange is entitled to receive.

(d) Transfer and Exchange of the Global Subordinated Notes. The transfer and exchange of a Global Subordinated Note or beneficial interests therein shall be effected through DTC, or other depository for the Global Subordinated Notes, in accordance with this Agreement and the procedures of DTC or such other depository for the Global Subordinated

Notes. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 2.5(b) hereof), a Global Subordinated Note may not be transferred as a whole except by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC.

(e) No Liability for Costs. In no event shall the Fiscal and Paying Agent be liable for any costs (including legal fees) arising out of the transactions contemplated hereby, all such costs shall be borne by the Issuer or holder(s) of the Subordinated Notes seeking to effect such transactions.

Section 2.7. Registration; Registration of Transfer and Exchange.

(a) The Fiscal and Paying Agent shall, so long as any of the Subordinated Notes remain outstanding, maintain all records as may be customary, including all forms of transfer for the Subordinated Notes and shall:

(i) Keep at its corporate trust office a register (the “Security Register”) in such form as the Fiscal and Paying Agent may determine, in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of the Subordinated Notes and registration of transfer thereof; and

(ii) Maintain records showing for each outstanding Subordinated Note the principal amount, maturity date, interest rate and other terms thereof, and all subsequent transfers and consolidations or exchanges; provided that the Fiscal and Paying Agent shall have no responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Subordinated Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, and it shall be fully protected in acting or refraining from acting on any such information provided by DTC (or other depository for the Global Subordinated Notes) and the Fiscal and Paying Agent may regard such depository as the sole registered holder of such Global Subordinated Note.

(b) All Subordinated Notes presented for registration of transfer shall be duly endorsed or be accompanied by a written instrument of transfer and such other documentation as may be required pursuant to Section 2.6. The Global Certificated Notes transferred pursuant to Section 2.6(d) must be registered in such names as DTC will direct in writing.

(c) Each Subordinated Note shall bear the original issue date of July 13, 2005, which shall remain the same for all Subordinated Notes subsequently issued upon registration of transfer, exchange or substitution of such original Subordinated Note regardless of the date of issuance of any such subsequently issued Subordinated Note.

Section 2.8. Persons Deemed Owners. Prior to due presentment of a Subordinated Note for registration of transfer, the Issuer, the Fiscal and Paying Agent and any agent of the Issuer or the Fiscal and Paying Agent may treat the person in whose name such Subordinated Note is registered as the owner of the Subordinated Note for the purpose of receiving payments of principal and interest, if any, and for all other purposes whatsoever, whether or not such Subordinated Note be overdue, and neither the Issuer nor the Fiscal and Paying Agent shall be affected by notice to the contrary.

Section 2.9. Mutilated, Lost, Stolen or Destroyed Global Subordinated Notes. If (a) any mutilated Subordinated Note shall be surrendered to the Fiscal and Paying Agent, or if the Fiscal and Paying Agent shall receive evidence to its satisfaction of the destruction, loss or theft of any Subordinated Note and (b) there shall be delivered to the Fiscal and Paying Agent and the Issuer such security or indemnity as may be required by them to save each of them harmless, then, in the absence of the Issuer having notice that such Subordinated Note has been acquired by a protected purchaser, the Issuer shall execute and the Fiscal and Paying Agent shall thereupon authenticate and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Subordinated Note, a new Subordinated Note, of like tenor and denomination. In connection with the issuance of any new Subordinated Note under this Section 2.9, the Issuer or the Fiscal and Paying Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Subordinated Note issued pursuant to this Section 2.9 shall constitute conclusive evidence of ownership of such Subordinated Note, as if originally issued, whether or not the lost, stolen or destroyed Subordinated Note shall be found at any time.

Section 2.10. Subordinated Notes Acquired by the Issuer. If the Issuer shall acquire any of the Subordinated Notes, such acquisition shall not operate as a satisfaction of the indebtedness or rights represented by such Subordinated Notes unless and until the same are delivered or surrendered to the Fiscal and Paying Agent by the Issuer with written instructions signed by an Authorized Representative directing their cancellation.

Section 2.11. Redemption. Subject to Section 2.12, except upon an Event of Default (as defined in the Subordinated Notes) resulting in an acceleration of maturity, the Subordinated Notes may not be redeemed prior to maturity and no sinking fund will be provided for the Subordinated Notes.

Section 2.12. Repayment Prior to Maturity. The Issuer shall not cause the Subordinated Notes to be repaid prior to maturity, whether pursuant to an acceleration upon an Event of Default (as defined in the Subordinated Notes) or otherwise, without the prior written approval of the Office of the Comptroller of the Currency (the “OCC”) if then required. Promptly following the receipt of any notice of acceleration, the Issuer will apply to the OCC, if then required, for prior written approval of repayment prior to maturity. In the event that the Issuer obtains such prior written approval, the Issuer shall notify the holders of Subordinated Notes and the Fiscal and Paying Agent of the consent of the OCC (or otherwise provide written confirmation of its determination that no such OCC approval is required) and arrange for prompt repayment.

ARTICLE III

THE FISCAL AND PAYING AGENT

Section 3.1. Payment of Subordinated Notes. Payment of the principal and interest payable on the date of maturity of any Subordinated Note will be made (i) in the case of the Global Subordinated Notes, through the facilities of DTC, or (ii) in the case of the

Certificated Subordinated Notes, by check mailed to the registered holder at the address of such holder as it appears on the Security Register or, at the option of the Issuer, by wire transfer in immediately available funds to a bank account in the United States designated by the holder, in each case upon presentation and surrender of such Subordinated Note at the office of the Fiscal and Paying Agent in Wilmington, Delaware, or at such other place or places as the Fiscal and Paying Agent shall designate by notice to the holder, provided that such Subordinated Note is presented to the Fiscal and Paying Agent in time for the Fiscal and Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest will be made through the facilities of DTC, in the case of the Global Subordinated Notes, or, with respect to the Certificated Subordinated Notes, by check mailed to the holder at the address of such holder as it appears on the Security Register. The Fiscal and Paying Agent shall have no obligation to use its own funds for any such payment or for any other purpose pursuant to this Agreement.

Section 3.2. Information Regarding Amounts Payable. The Fiscal and Paying Agent shall, as soon as practicable after each record date for the payment of interest (other than interest payable at maturity) on the Subordinated Notes but not later than five days preceding the related interest payment date, notify the Issuer of the interest to be paid on the Subordinated Notes on the related interest payment date. In addition, by the 15th day of the month immediately preceding the month in which the Subordinated Notes will mature, the Fiscal and Paying Agent shall furnish to the Issuer a list showing for each Subordinated Note issued by the Issuer the principal and interest payable at maturity on each such Subordinated Note.

Section 3.3. Deposit of Funds. The Issuer shall deposit by 11 a.m., New York City time, with the Fiscal and Paying Agent (a) on each interest payment date of the Subordinated Notes an amount in immediately available funds sufficient to pay the interest due on such date and (b) on the maturity date of each such Subordinated Note an amount in immediately available funds sufficient to pay the principal of such Subordinated Note and the interest accrued thereon to such maturity date.

Section 3.4. Money for Subordinated Note Payments to be Held in Trust.

(a) In acting under this Agreement and in connection with the Subordinated Notes, the Fiscal and Paying Agent is and will be acting not in its individual capacity, but solely as agent of the Issuer and does not assume any relationship of agency or trust for or with any of the holders of the Subordinated Notes, except that, subject to the provisions of subsection (b) of this Section 3.4, all money deposited with the Fiscal and Paying Agent pursuant to Section 3.3 shall be held by it in trust for the benefit of the registered holders of the Subordinated Notes entitled thereto until such money is paid to such holders of the Subordinated Notes in accordance with the provisions of the Subordinated Notes and this Agreement or otherwise disposed of as provided herein, but such money need not be held in an interest bearing account or segregated from other funds of the Fiscal and Paying Agent except to the extent required by applicable law.

(b) Any money deposited with the Fiscal and Paying Agent for the payment of the principal of or interest on any Subordinated Note that remains unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer, upon its written request signed by an Authorized Representative, and holders of the Subordinated Notes shall thereafter, as unsecured general creditors, look only to the Issuer for payment thereof, and to the extent permitted by applicable law, all liability of the Fiscal and Paying Agent with respect to such money shall thereupon cease. The Issuer hereby assumes full responsibility for compliance with all applicable escheat and other laws governing unclaimed property and shall defend, hold harmless and indemnify the Fiscal and Paying Agent from and against any and all claims and liabilities arising out of or related to any money having been paid to the Issuer under this Section 3.4.

Section 3.5. Additional Responsibilities. Unless the Fiscal and Paying Agent has entered into a separate written agreement that specifically addresses the standard of care with respect to the duties discussed by this Section 3.5, if the Issuer shall ask the Fiscal and Paying Agent to perform any duties not specifically set forth in this Agreement as duties of the Fiscal and Paying Agent (the “Additional Responsibilities”) and the Fiscal and Paying Agent chooses to perform such Additional Responsibilities, the Fiscal and Paying Agent shall be held to the same standard of care and shall be entitled to all the protective provisions (including, but not limited to, indemnification) set forth herein.

ARTICLE IV

CONDITIONS OF FISCAL AND PAYING AGENT’S OBLIGATIONS

Section 4.1. Liability. The Fiscal and Paying Agent’s duties are ministerial in nature and the Fiscal and Paying Agent shall not have any liability hereunder to the Issuer or any other person or entity, including any holder of the Subordinated Notes, except in the case of its negligence or willful misconduct. The duties and obligations of the Fiscal and Paying Agent shall be determined by the express provisions of this Agreement and it shall not be liable except for the performance of such duties and obligations as are specifically set forth herein and no implied covenants shall be read into this Agreement against it. Except for its obligations specifically set forth in Section 6.6 hereof, the Fiscal and Paying Agent shall have no responsibility in the case of any default by the Issuer in the enforcement or performance of the covenants contained in the Subordinated Notes. The Fiscal and Paying Agent shall not be required to ascertain whether any issuance or sale of Subordinated Notes (or any amendment or termination of this Agreement) has been duly authorized or is in compliance with any other agreement to which the Issuer is a party (whether or not the Fiscal and Paying Agent is also a party to such other agreements).

Section 4.2. Indemnification. The Issuer shall defend, indemnify and hold harmless the Fiscal and Paying Agent, its officers, directors, employees and agents (each, an “Indemnitee”) from and against all losses, liabilities, obligations, claims, damages, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable legal fees and expenses) relating to or arising out of the performance of the Fiscal and Paying Agent’s duties under this Agreement, except to the extent they are caused by the negligence or willful misconduct of the Fiscal and Paying Agent, provided, however, that no action taken or refrained to be taken in good faith reliance upon the Issuer’s instructions shall be deemed negligence or willful misconduct. The Issuer shall, upon request, advance to each Indemnitee the costs of defense (by counsel of such Indemnitee’s choice) of such Indemnitee in any action or proceeding arising out of or in connection with this Agreement or the Fiscal and Paying Agent’s duties and responsibilities under this Agreement and pay on behalf of such Indemnitee, upon its demand, the amount of any judgment, fine or penalty that may be entered against or imposed on such Indemnitee in any action or proceeding or any settlement entered into with the consent of the Issuer (such consent to not be withheld, delayed or conditioned unreasonably) arising out of or in connection with this Agreement or the Fiscal and Paying Agent’s duties and responsibilities under this Agreement. The provisions of this Section 4.2 and any other defense, hold harmless and indemnification obligations under this Agreement shall survive the termination of this Agreement, including any termination pursuant to any applicable federal or state bankruptcy law, to the extent enforceable under applicable law, and shall survive the resignation or removal of the Fiscal and Paying Agent while remaining applicable to any action taken or omitted by the Fiscal and Paying Agent while acting pursuant to this Agreement.

Section 4.3. Officer’s Certificate. Any instruction given by the Issuer to the Fiscal and Paying Agent under this Agreement shall be in the form of an Officer’s Certificate. For the purposes of this Agreement, “Officer’s Certificate” means a certificate signed by an Authorized Representative and delivered to the Fiscal and Paying Agent setting forth the specific instruction and confirming that the instructed action is in compliance with this Agreement and all applicable laws, and that all conditions precedent to such action have been satisfied hereunder.

Section 4.4. Opinion of Counsel and Officer’s Certificate. The Fiscal and Paying Agent may at any time request and shall be protected in acting upon the advice or opinion of counsel (which shall not include in-house counsel) acceptable to it or an Officer’s Certificate concerning its duties hereunder, and shall be free to act in good faith upon such advice, opinion or certificate, and shall be relieved of any liability under this Agreement in so acting.

Section 4.5. Other Rights of the Fiscal and Paying Agent. Notwithstanding anything to the contrary herein,

(a) The Fiscal and Paying Agent shall only make payments hereunder to the extent it has actually received funds from the Issuer for such purpose; in paying Subordinated Notes hereunder, the Fiscal and Paying Agent shall be acting as a conduit and shall not be paying Subordinated Notes for its own account or with its own funds, and in the absence of written notice from the Issuer to the contrary, the Fiscal and Paying Agent shall be entitled to assume that any Subordinated Note presented to it, or deemed presented to it, for payment, is entitled to be so paid;

(b) the Fiscal and Paying Agent may become a purchaser, holder, transferor or may otherwise own, hold or transfer any beneficial interest in any Subordinated Notes and may commence or join in any action which a beneficial owner of a Subordinated Note is entitled to take without any conflict with its responsibilities pursuant to this Agreement;

(c) the Fiscal and Paying Agent shall not be required to invest or pay interest on any funds delivered to it pursuant to this Agreement;

(d) the Fiscal and Paying Agent shall not be responsible for the sufficiency of this Agreement or the correctness of any recital of any party other than of the Fiscal and Paying Agent that is stated herein or in the Subordinated Notes or in any offering materials and makes no representations as to the validity of the Subordinated Notes and shall incur no responsibility in respect thereto;

(e) the Fiscal and Paying Agent shall be protected in acting or refraining from acting upon any notice, order, requisition, request, consent, certificate, order, opinion (including an opinion of counsel, Officer’s Certificate or both), affidavit, letter, telegram or other paper or document in good faith deemed by it to be genuine and correct and to have been signed or sent by the proper person or persons;

(f) any action taken by the Fiscal and Paying Agent pursuant to this Agreement upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Subordinated Note shall be conclusive and binding upon all future holders of the same Subordinated Note and all Subordinated Notes issued in exchange therefore or in place thereof;

(g) in the event that the Fiscal and Paying Agent is unsure of the course of action to be taken by it hereunder, the Fiscal and Paying Agent may request instructions from the Issuer and to the extent the Fiscal and Paying Agent follows such instructions in good faith it shall not be liable to any Person. In the event that no instructions are provided within the time requested by the Fiscal and Paying Agent, it shall have no duty or liability for its failure to take any action or for any action it takes in good faith; and

(h) The Fiscal and Paying Agent may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Fiscal and Paying Agent may for all purposes hereof rely on a certificate, signed by the Issuer, as to such fact or matter, and such certificate shall constitute full protection to the Fiscal and Paying Agent for any action taken or omitted to be taken by it in good faith in reliance thereon.

Section 4.6. Compensation of the Fiscal and Paying Agent. The Issuer agrees to pay the Fiscal and Paying Agent compensation for all services rendered by the Fiscal and Paying Agent hereunder in such amounts and payable at such times as the Issuer and the Fiscal and Paying Agent may agree to and to promptly reimburse the Fiscal and Paying Agent for all reasonable fees and expenses (including reasonable counsel fees and expenses), disbursements and advances incurred or made by the Fiscal and Paying Agent in the performance of its duties hereunder. The obligation of the Issuer pursuant to this Section 4.6 shall survive the termination of this Agreement, including any termination pursuant to any federal or state bankruptcy law, to the extent enforceable under applicable law, and the resignation or removal of the Fiscal and Paying Agent.

ARTICLE V

RESIGNATION OR REMOVAL OF FISCAL AND PAYING AGENT

Section 5.1. Resignation or Removal. The Fiscal and Paying Agent may at any time resign from its duties hereunder by giving written notice of resignation to the Issuer specifying the date on which such resignation shall become effective; provided, however, that such date shall not be less than 30 Business Days after such notice is given to the Issuer. The Issuer may at any time remove the Fiscal and Paying Agent by giving written notice of removal to the Fiscal and Paying Agent specifying the date on which such removal shall be effective; provided, however, that, except in the case of removal due to the Fiscal and Paying Agent’s breach of its obligations hereunder, such effective date of removal shall be not less than 30 Business Days after such notice is given to the Fiscal and Paying Agent. Any removal or resignation hereunder shall not affect the Fiscal and Paying Agent’s right to the payment of fees earned or charges incurred through the effective date of such removal or resignation, as the case may be. In the event of the Fiscal and Paying Agent’s removal or resignation, the Issuer shall appoint a successor Fiscal and Paying Agent in respect of the Subordinated Notes within 30 Business Days prior to the effective date of the removal or resignation of the Fiscal and Paying Agent; provided, however, that if the Fiscal and Paying Agent is removed by the Issuer as a result of the Fiscal and Paying Agent’s breach of its obligations hereunder, the Issuer shall appoint a successor Fiscal and Paying Agent in respect of the Subordinated Notes within 30 Business Days after the effective date of such removal. The Issuer shall notify, or cause the successor Fiscal and Paying Agent to notify, the holders of the Subordinated Notes of the appointment of the successor Fiscal and Paying Agent.

Section 5.2. Successor Fiscal and Paying Agent. Upon the effective date of such resignation or removal, the Fiscal and Paying Agent shall deliver any funds then held by it pursuant to Section 3.4(a) to the successor appointed by the Issuer to serve as fiscal and paying agent for the Subordinated Notes and all liability of the Fiscal and Paying Agent with respect to such funds shall thereupon cease. The Fiscal and Paying Agent shall also provide such successor with such copies of its records relating to the Subordinated Notes as such successor shall reasonably request. However, the Fiscal and Paying Agent may retain for archival purposes copies of any records turned over. If such successor has not been appointed by the Issuer by the effective date of such resignation or removal, the Fiscal and Paying Agent shall petition any court of competent jurisdiction, at the Issuer’s expense (including the reasonable compensation, expenses, disbursements and advances of the Fiscal and Paying Agent, its agents and counsel), for the appointment of a successor Fiscal and Paying Agent and shall pay such funds and deliver such records to the person or persons appointed by such court of competent jurisdiction to act as fiscal and paying agent with respect to the Subordinated Notes. The delivery, transfer and assignment of such funds and records by the Fiscal and Paying Agent to its successor shall be sufficient, without the requirement of any additional act or the requirement of any indemnity to be given by the Fiscal and Paying Agent, to relieve the Fiscal and Paying Agent of all further responsibility for the exercise of the rights or the performance of the obligations vested in the Fiscal and Paying Agent pursuant to this Agreement.

Section 5.3. Successor by Merger, etc. Any corporation or association into which the Fiscal and Paying Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust and agency business as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor Fiscal and Paying Agent hereunder and shall be vested with all of the rights, powers, trusts, duties and obligations of the Fiscal and Paying Agent hereunder, without the execution or filing of any instrument or any further act. The Fiscal and Paying Agent shall provide notice to the Issuer of any such conversion, merger, consolidation, sale or transfer as soon as practicable after the Fiscal and Paying Agent obtains knowledge that such event will occur or has occurred.

ARTICLE VI

MISCELLANEOUS

Section 6.1. Notices. Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing or given via electronic media and shall be addressed as follows, or to such other addresses as the parties hereto shall specify from time to time.

If to the Issuer:	Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attention: Chief Financial Officer
Telephone: (973) 305-8800
Facsimile: (973) 305-8415

If to the Fiscal	Wilmington Trust Company
and Paying Agent:	Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Capital Markets
Telephone: (302) 651-1000
Facsimile: (302) 651-4140

All notices shall be deemed given when received.

Section 6.2. Parties. Except for rights arising under Sections 3.4(a), 4.2 and 6.6, this Agreement is solely for the benefit of the parties hereto and their successors and assigns and nothing herein, express or implied, shall give to any other person including, without limitation, any beneficial owner of Subordinated Notes, any benefits or any legal or equitable right, remedy or claim under this Agreement.

Section 6.3. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

THE ISSUER, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION

AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE ISSUER ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 6.4. Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.5. Effect of Headings. The article and section headings herein are for convenience of reference only and shall not affect the construction hereof.

Section 6.6. Amendments; Waivers; Notices of Acceleration After Events of Default; Compliance Certificate.

(a) The Issuer, when authorized by the resolutions of its Board of Directors, and the Fiscal and Paying Agent from time to time and at any time may enter into an agreement supplemental to this Agreement for one or more of the following purposes:

(i) to evidence the succession of another entity to the Issuer, or successive successions, and the assumptions by the successor entity of the covenants, agreements and obligations of the Issuer;

(ii) to add to the covenants of the Issuer such further covenants, restrictions or conditions for the protection of the holders of the Subordinated Notes as the Issuer’s Board of Directors shall consider to be for the protection of such holders;

(iii) to cure any ambiguity or to correct or supplement any provision contained in this Agreement or in any supplemental agreement that may be defective or inconsistent with any other provision contained in this Agreement or in any supplemental agreement, or to make such other provisions in regard to matters or questions arising under this Agreement that shall not adversely affect the interests of the holders of the Subordinated Notes; and

(iv) to evidence and provide for the acceptance of appointment hereunder by a successor Fiscal and Paying Agent with respect to the Subordinated Notes and to add to or change any of the provisions of this Agreement; provided, however, that such action shall not adversely affect the interests of the holders of the Subordinated Notes.

Subject to its rights, privileges and protections hereunder, the Fiscal and Paying Agent hereby is authorized to join with the Issuer in the execution of any such supplemental agreement, to make any further appropriate agreements and stipulations that may be contained in such supplemental agreement and to accept the conveyance, transfer and assignment of any property under such supplemental agreement, but the Fiscal and Paying Agent shall not be obligated to, but may in its discretion, enter into any such supplemental agreement that affects its own rights, duties or immunities under this Agreement or otherwise.

Any supplemental agreement authorized by the provisions of this Section 6.6(a) may be executed by the Issuer and the Fiscal and Paying Agent without the consent of the holders of any of the Subordinated Notes at the time outstanding notwithstanding the provisions of Section 6.6(b). Any such supplemental agreement shall be accompanied by an opinion of Issuer’s counsel and an Officer’s Certificate to the Fiscal and Paying Agent that such supplemental agreement is authorized by the terms of this Agreement and that all conditions precedent have been satisfied.

(b) With the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Subordinated Notes at the time outstanding, the Issuer, when authorized by the resolutions of its Board of Directors, and the Fiscal and Paying Agent from time to time and at any time may enter into an agreement or agreements supplemental to this Agreement for the purpose of adding any provisions to or changing in any manner any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that, without the consent of the Holder of each Subordinated Note affected thereby, no such supplemental agreement shall: (i) change the maturity of the principal of or any installment of interest on any Subordinated Note, or reduce the principal amount of any Subordinated Note or interest on any Subordinated Note, or reduce the amount of principal payable upon acceleration of the maturity of any Subordinated Note, or change any place of payment where, or the coin or currency in which, any Subordinated Note or interest on any Subordinated Note is payable, or impair the right to institute suit for the enforcement of any such payment on or after its maturity, or make any change in the subordination provisions of the Subordinated Notes that adversely affects the rights of any holder of the Subordinated Notes; (ii) reduce the percentage in principal amount of Subordinated Notes the consent of whose holders is required for any such supplemental agreement or the consent of whose holders is required for any waiver of compliance with certain provisions of this Agreement or certain defaults under this Agreement and their consequences provided for in this Agreement; or (iii) modify the provisions of Section 6.6(f) providing for the rescinding and annulment of a declaration accelerating the maturity of the Subordinated Notes, or any of the provisions of this Section 6.6(b) or 6.6(e), except to increase any such percentage or to provide that certain other provisions of this Agreement cannot be modified or waived.

Upon request of the Issuer, accompanied by the opinion of Issuer’s counsel and Officer’s Certificate referred to hereinbelow, and a copy of the resolutions of its Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental agreement, and upon the filing with the Fiscal and Paying Agent of evidence of the consent of the holders of the Subordinated Notes as aforesaid, the Fiscal and Paying Agent shall join with the Issuer in the execution of such supplemental agreement unless such supplemental agreement affects the Fiscal and Paying Agent’s own rights, privileges, protections, duties or immunities under this Agreement or otherwise, in which case the Fiscal and Paying Agent may in its discretion, but shall not be obliged to, enter into such supplemental agreement.

It shall not be necessary for the consent of the holders of the Subordinated Notes under this Section 6.6(b) to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such consent shall approve the substance thereof.

Any supplemental agreement entered into pursuant to this Section 6.6(b) shall be accompanied by an opinion of Issuer’s counsel and an Officer’s Certificate to the Fiscal and Paying Agent that such supplemental agreement is authorized by the terms of this Agreement and that all conditions precedent have been satisfied.

(c) Notwithstanding any provision in this Section 6.6 to the contrary, the Issuer and the Fiscal and Paying Agent shall not enter into any agreement or agreements supplemental hereto for the purpose of changing the date of maturity or the terms of subordination of any Subordinated Note unless the OCC consents to such agreement or agreements. The Issuer shall give a copy of any such consent to the Fiscal and Paying Agent promptly upon receipt thereof.

(d) Upon the execution of any supplemental agreement under this Section 6.6, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and each holder of Subordinated Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. The Issuer shall transmit by mail to each holder of Subordinated Notes affected thereby a notice setting forth the general terms of any supplemental agreement executed under this Section 6.6.

(e) The Issuer will promptly notify the Fiscal and Paying Agent of the occurrence of any Event of Default (as defined in the Subordinated Notes). The Fiscal and Paying Agent, promptly after the receipt of such written notice from the Issuer, or written notice from any other source, shall mail to all holders of the Subordinated Notes, at their address shown on the Security Register, notice of such Event of Default, unless such Event of Default shall have been cured or waived before the giving of such notice. Prior to any declaration accelerating the date on which the principal of the Subordinated Notes is due and payable, the holders of not less than 66 2/3% in aggregate principal amount of the Subordinated Notes at the time outstanding on behalf of all holders of the Subordinated Notes may waive any past Event of Default, and its consequences. Upon any such waiver, the Issuer, the Fiscal and Paying Agent and the holders shall be restored to their former positions and rights under this Agreement and the Subordinated Notes; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon. Whenever any Event of Default shall have been waived as permitted by this Section 6.6(e), such Event of Default, for all purposes of the Subordinated Notes and this Agreement, shall be deemed to have been cured and to be not continuing.

(f) At any time after such a declaration of acceleration, and before any judgment or decree for the payment of the money due shall have been obtained or entered, the holders of not less than 66 2/3% in aggregate principal amount of the Subordinated Notes then outstanding, by written notice to the Issuer and to the Fiscal and Paying Agent, may waive all past Events of Default and rescind and annul such declaration and its consequences, if:

(i) the Issuer shall have paid to the Fiscal and Paying Agent a sum sufficient to pay:

(A) all matured installments of interest on all the Subordinated Notes and the principal of any and all Subordinated Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal at the rate borne by the Subordinated Notes, to the date of such payment or deposit); and

(B) all sums paid or advanced by the Fiscal and Paying Agent hereunder and the reasonable compensation, expenses, disbursements and advances of the Fiscal and Paying Agent, its agents and counsel; and

(ii) any and all Events of Default with respect to the Subordinated Notes shall have been cured or waived.

No such waiver or rescission and annulment shall extend or shall affect any subsequent Event of Default or shall impair any right consequent thereon.

Section 6.7. Further Issues. The Issuer may, without the consent of the holders of the Subordinated Notes, create and issue additional notes having the same terms and conditions as the Subordinated Notes (except for the issue date and issue price) pursuant to an agreement supplemental to this Agreement so that such further notes shall be consolidated and form a single series with the Subordinated Notes. Any such issuance shall be made pursuant to another offering document and will either be registered or issued pursuant to an exemption from registration under the Securities Act or similar laws or regulations issued by the applicable banking agency.

Section 6.8. Actions Due on Saturdays, Sundays and Holidays. If any date on which a payment, notice or other action required by this Agreement falls on a day other than a Business Day, then that action or payment need not be taken or made on such date, but may be taken or made on the next succeeding Business Day with the same force and effect as if made on such date.

Section 6.9. Agreement to Pay Attorneys’ Fees and Other Expenses. In the event the Fiscal and Paying Agent shall employ attorneys or incur other expenses for the enforcement or performance or observance of any obligation or agreement under this Agreement, the Issuer agrees that it will, on demand therefor, pay to the Fiscal and Paying Agent the reasonable fees and expenses of such attorneys and such other reasonable expenses incurred by the Fiscal and Paying Agent. Notwithstanding anything herein to the contrary, the Fiscal and Paying Agent will not have any affirmative duty to seek any enforcement or remedies on behalf of the holders of the Subordinated Notes upon any occurrence of an Event of Default and has no trust or agency relationship with any of the holders of the Subordinated Notes.

Section 6.10. Survival. The Fiscal and Paying Agent’s rights to compensation, reimbursement and indemnification shall survive the termination of this Agreement, including any termination pursuant to any federal or state bankruptcy law, to the extent enforceable under applicable law.

Section 6.11. No Implied Waivers. The right of any party under any provision of this Agreement shall not be affected by its prior failure to require the performance by any other party under such provision or any other provision of this Agreement, nor shall the waiver by any party of a breach of any provision hereof constitute a waiver of any succeeding breach of the same or any other provision or constitute a waiver of the provision itself or any other provision.

Section 6.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument.

Section 6.13. Term. This Agreement shall remain in full force and effect until such time as the principal of and interest on all the Subordinated Notes shall have been paid.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first set forth above.

Valley National Bank, as Issuer

By:
Name:
Title:

Wilmington Trust Company, as Fiscal and Paying Agent

By:
Name:
Title:

EXHIBIT A

FORM OF SUBORDINATED NOTE

VALLEY NATIONAL BANK

5.0% Subordinated Note due July 15, 2015

THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND THEREOF, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THIS OBLIGATION IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND THE CLAIMS OF GENERAL AND SECURED CREDITORS OF VALLEY NATIONAL BANK (THE “ISSUER”), IS UNSECURED AND IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE ISSUER.

[FOR GLOBAL SUBORDINATED NOTE ONLY: THIS 5.0% SUBORDINATED NOTE DUE JULY 15, 2015 (THIS “NOTE”) IS REGISTERED IN THE NAME OF CEDE & CO., THE NOMINEE OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITORY”), 55 WATER STREET, NEW YORK, NEW YORK, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE NOMINEE OF THE DEPOSITORY TO ANOTHER NOMINEE OF THE DEPOSITORY OR TO THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO WILMINGTON TRUST COMPANY, AS FISCAL AND PAYING AGENT, OR ANY DULY APPOINTED SUCCESSOR FISCAL AND PAYING AGENT (THE “FISCAL AND PAYING AGENT”), FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED IN WRITING BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED IN WRITING BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE HOLDER OF THIS NOTE, OR ANY INTEREST HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD

THIS NOTE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS NOTE, OR ANY INTEREST HEREIN, ARE NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE AND HOLDING. ANY PURCHASER OR HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO WHICH TITLE I OF ERISA OR SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE “PLAN ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE OR HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH FULL EXEMPTIVE RELIEF IS NOT AVAILABLE UNDER APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

THE NOTES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $250,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF NOTES IN A DENOMINATION OF LESS THAN $250,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH NOTES FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON SUCH NOTES, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH NOTES.

Principal
Registered	Amount:	$
No.
CUSIP:

VALLEY NATIONAL BANK

5.0% Subordinated Note due July 15, 2015

1. Payment.

(a) VALLEY NATIONAL BANK, a national banking association chartered under the laws of the United States of America (the “Issuer”), for value received, hereby promises to pay to                     , the principal sum of              DOLLARS ($            ) on July 15, 2015 (the “Maturity Date”) and to pay interest thereon at the rate of 5.0% per annum (computed on the basis of a 360-day year of twelve 30-day months) from July 13, 2005, or from the most recent Interest Payment Date to which interest has been paid or duly provided, on January 15 and July 15 of each year (each, an “Interest Payment Date”), commencing January 15, 2006, until the principal hereof is paid or made available for payment.

(b) Any payment of principal of or interest on this Note that would otherwise become due and payable on a day which is not a Business Day shall become due and payable on the next succeeding Business Day, with the same force and effect as if made on the date for payment of such principal or interest, and no interest shall accrue in respect of such payment for the period after such day. The term “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banks in New York, New York, Wilmington, Delaware or the State of New Jersey are generally authorized or required by law or executive order to be closed.

(c) Unless the certificate of authentication hereon has been executed by the Fiscal and Paying Agent by the manual signature of one of its authorized signatories, this Note shall not be valid or obligatory for any purpose.

2. Subordinated Notes; Noteholders; Fiscal and Paying Agency Agreement.

This Note is one of a duly authorized issue of notes of the Issuer designated as 5.0% Subordinated Notes due July 15, 2015 (herein called the “Subordinated Notes”), initially limited in aggregate principal amount to $100,000,000. The Issuer, for the benefit of the holders from time to time of the Subordinated Notes (collectively, the “Noteholders”), has entered into a Fiscal and Paying Agency Agreement, dated as of July 13, 2005 (as the same may be amended, supplemented or otherwise modified from time to time, the “Fiscal and Paying Agency Agreement”), between the Issuer and Wilmington Trust Company, as fiscal and paying agent, or any duly appointed successor fiscal and paying agent (the “Fiscal and Paying Agent”). Reference is hereby made to the Fiscal and Paying Agency Agreement (copies of which are on file and available for inspection during normal business hours at the offices of the Fiscal and Paying Agent at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Capital Markets, or at such other place or places as the Fiscal and Paying Agent shall designate by notice to the holder in whose name this Note is registered on the

Security Register (as defined in Section 10 of this Note)), for a statement of the further rights of the Noteholders and the further rights, limitations of rights, duties and indemnities thereunder of the Issuer and the Fiscal and Paying Agent and of the terms upon which the Subordinated Notes are, and are to be, authenticated and delivered.

3. Redemption. This Note is not subject to redemption prior to maturity and is not subject to any sinking fund.

4. Subordination. The indebtedness of the Issuer evidenced by the Subordinated Notes, including the principal and interest on this Note, shall be subordinate and junior in right of payment to the Issuer’s obligations to its depositors, its obligations under bankers’ acceptances and letters of credit, and its obligations to its other creditors, including its obligations to the Fiscal and Paying Agent, the Federal Reserve Bank, the Federal Deposit Insurance Corporation (the “FDIC”) and any rights acquired by the FDIC as a result of loans made by the FDIC to the Issuer or the purchase or guarantee of any of its assets by the FDIC, pursuant to the provisions of 12 U.S.C. 1823 (c), (d) or (e) whether now outstanding or hereafter incurred (except any other obligations which rank on a parity with or subordinate to the Subordinated Notes). In the event of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Issuer, whether voluntary or involuntary, all obligations of the Issuer (except any other obligations which rank on a parity with or subordinate to the Subordinated Notes) shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on the Subordinated Notes, including this Note. In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the Noteholders, together with the holders of any obligations of the Issuer ranking on a parity with the Subordinated Notes, shall be entitled to be paid from the remaining assets of the Issuer the unpaid principal thereof and the unpaid interest thereon before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Issuer ranking junior to the Subordinated Notes.

Nothing herein shall impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with its terms.

5. Consolidation, Merger and Sale of Assets. The Issuer shall not consolidate with or merge into another entity or convey, transfer or lease its properties and assets substantially as an entirety to any person, unless:

(a) the continuing entity formed by such consolidation or into which the Issuer is merged or the person which acquires by conveyance or transfer or which leases the properties and assets of the Issuer substantially as an entirety shall be a corporation, association or general partnership or other legal entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and expressly shall assume, by a supplemental agreement executed and delivered to the Fiscal and Paying Agent in form satisfactory to the Fiscal and Paying Agent, the due and punctual payment of the principal of and interest on the Subordinated Notes according to their terms, and the due and punctual performance of all covenants and conditions hereof on the part of the Issuer to be performed or observed; and

(b) immediately after giving effect to such transaction, no Event of Default (as defined below), and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing

6. Events of Default; Acceleration. If any of the following events shall occur and be continuing (each an “Event of Default”):

(a) the Issuer shall consent to the appointment of a receiver, liquidator, trustee or other similar official in any liquidation, insolvency or similar proceeding with respect to the Issuer or all or substantially all of its property; or

(b) a court or other governmental agency or body having jurisdiction on the premises shall enter a decree or order for the appointment of a receiver, liquidator, trustee or other similar official in any liquidation, insolvency or similar proceeding with respect to the Issuer or all or substantially all of the property of the Issuer, or for the winding up of the affairs or business of the Issuer and such decree or order shall have remained in force for 60 days;

then, and in each such case, unless the principal of this Note already shall have become due and payable, the holder of this Note, by notice in writing to the Issuer and to the Fiscal and Paying Agent, may declare the principal amount of this Note to be due and payable immediately and, upon any such declaration the same shall become and shall be immediately due and payable. The Issuer waives demand, presentment for payment, notice of nonpayment, notice of protest, and all other notices.

The Fiscal and Paying Agent, promptly after the receipt of notice from the Issuer or any other source of the occurrence of an Event of Default with respect to this Note, shall mail to all Noteholders, at their addresses shown on the Security Register (as defined in Section 10 of this Note), notice of such Event of Default, unless such Event of Default shall have been cured or waived before the giving of such notice. The Fiscal and Paying Agency Agreement provides that, prior to any acceleration of this Note, the Noteholders holding not less than 66 2/3% in aggregate principal amount of the outstanding Subordinated Notes may waive any past Event of Default. In addition, the Fiscal and Paying Agency Agreement provides that the Noteholders holding not less than 66 2/3% in aggregate principal amount of the outstanding Subordinated Notes may rescind a declaration of acceleration of this Note before any judgment has been obtained if (i) the Issuer pays the Fiscal and Paying Agent certain amounts due the Fiscal and Paying Agent plus all matured installments of principal of and interest on this Note (other than installments due by reason of acceleration) and interest on the overdue installments and (ii) all other Events of Default with respect to this Note have been cured or waived.

THE OFFICE OF THE COMPTROLLER OF THE CURRENCY (THE “OCC”) RESERVES THE AUTHORITY, PURSUANT TO 12 CFR 5, TO REQUIRE THAT PREPAYMENTS OF THIS NOTE PRIOR TO THE MATURITY DATE, WHETHER PURSUANT TO AN ACCELERATION UPON AN EVENT OF DEFAULT OR OTHERWISE, RECEIVE THE OCC’S PRIOR APPROVAL BEFORE BEING MADE.

7. Failure to Make Payment. In the event of failure by the Issuer to make any payment of principal of or interest on this Note (and, in the case of payment of interest, such failure to pay shall have continued for 30 days), the Issuer will, upon demand of the holder, pay to the holder the whole amount then due and payable on this Note for principal and interest (without acceleration), with interest on the overdue principal and interest at the rate borne by this Note, to the extent permitted by applicable law. If the Issuer fails to pay such amount upon such demand, the holder may, among other things, institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer and collect the amounts adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer.

8. Payment Procedures. Payment of the principal and interest payable on the Maturity Date will be made (i) in the case of the Global Subordinated Notes, through the facilities of DTC, or (ii) in the case of the Certificated Subordinated Notes, by check mailed to the holder at the address of such holder as it appears on the Security Register, in each case upon presentation and surrender of this Note at the office of the Fiscal and Paying Agent in Wilmington, Delaware or at such other place or places as the Fiscal and Paying Agent shall designate by notice to the Noteholders, provided that this Note is presented to the Fiscal and Paying Agent in time for the Fiscal and Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest will be made through the facilities of DTC, in the case of the Global Subordinated Notes, or, with respect to the Certificated Subordinated Notes, by check mailed to the holder at the address of such holder as it appears on the Security Register (as defined in Section 10 of this Note). Interest payable on any Interest Payment Date shall be payable to the holder in whose name this Note is registered at the close of business on January 1 or July 1, as the case may be (whether or not a Business Day), next preceding such Interest Payment Date (such date being referred to herein as the “Regular Record Date”) for such Interest Payment Date, except that interest not so punctually paid or duly made available to the Fiscal and Paying Agent for payment, if any, will be paid to the holder in whose name this Note is registered at the close of business on a Special Record Date fixed by the Issuer (a “Special Record Date”) notice of which shall be given by the Issuer to the holder not less than ten calendar days prior to such Special Record Date. (The Regular Record Date and Special Record Date are referred to herein collectively as the “Record Dates”). To the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Note, on any amount of principal of or interest on this Note not paid when due. All payments on this Note shall be applied first to accrued interest and then the balance, if any, to principal.

9. Form of Payment; Maintenance of Payment Office. Payments of principal of and interest on this Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Until the date on which all of the Subordinated Notes shall have been surrendered or delivered to the Fiscal and Paying Agent for cancellation or destruction, or become due and payable and a sum sufficient to pay the principal of and interest on all of the Subordinated Notes shall have been made available for payment and either paid or returned to the Issuer as provided herein and in the Fiscal and Paying Agency Agreement, the Fiscal and Paying Agent shall at all times maintain an office or agency in the City of Wilmington, Delaware where Subordinated Notes may be presented or surrendered for payment. The Fiscal and Paying Agent shall have no obligation to disburse any amount to the holder unless and to the extent that the Issuer has previously provided sufficient funds to the Fiscal and Paying Agent for such purpose.

10. Registration of Transfer; Security Register. Except as otherwise provided on the first page hereof, and, in accordance with Section 2.6 of the Fiscal and Paying Agency Agreement, this Note is transferable in whole or in part, and may be exchanged for a like aggregate principal amount of Subordinated Notes of other authorized denominations, by the holder in person, or by his attorney duly authorized in writing, at the office of the Fiscal and Paying Agent in the City of Wilmington, Delaware. The Fiscal and Paying Agent shall maintain a register providing for the registration of the Subordinated Notes and any exchange or transfer thereof (the “Security Register”). Upon surrender or presentation of this Note for exchange or registration of transfer, the Issuer shall execute and the Fiscal and Paying Agent shall authenticate and deliver in exchange therefor a Note or Notes of like aggregate principal amount, each in a denomination of $250,000 or any amount in excess thereof which is an integral multiple of $1,000 and is or are registered in such name or names requested by the holder. Any Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Fiscal and Paying Agent) be duly endorsed, or accompanied by a written instrument of transfer with such evidence of due authorization and guarantee of signature as may reasonably be required by the Fiscal and Paying Agent in form satisfactory to the Fiscal and Paying Agent, duly executed by the holder or his attorney duly authorized in writing, and with such tax identification number or other information for each person in whose name a Note is to be issued as the Fiscal and Paying Agent may reasonably request to comply with applicable law. No exchange or registration of transfer of this Note shall be made on or after the fifteenth day immediately preceding the Maturity Date.

11. Charges and Transfer Taxes. No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Note, but the Issuer or the Fiscal and Paying Agent may require the payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection therewith (or presentation of evidence that such tax or charge has been paid).

12. Ownership. Prior to due presentment of this Note for registration of transfer, the Issuer and the Fiscal and Paying Agent may treat the holder in whose name this Note is registered in the Security Register as the absolute owner of this Note for the purpose of receiving payments of principal of and interest on this Note and for all other purposes whatsoever, whether or not this Note be overdue, and the Issuer and the Fiscal and Paying Agent shall not be affected by any notice to the contrary.

13. Priority. The Subordinated Notes rank pari passu among themselves and pari passu, in the event of any insolvency proceeding, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceeding or any liquidation or winding up of the Issuer, with all other present or future unsecured subordinated debt obligations of the Issuer, except any unsecured subordinated debt which may be expressly stated to be subordinate to the Subordinated Notes.

14. Notices. All notices to the Issuer under this Note shall be in writing and addressed to the Issuer at 1455 Valley Road, Wayne, New Jersey 07470, Attention: Chief Financial Officer, or to such other address as the Issuer may notify to the holder. All notices to the Fiscal and Paying Agent shall be in writing and addressed to the Fiscal and Paying Agent at the office of the Fiscal and Paying Agent at Rodney Square North, 1100 North Market Street,

Wilmington, Delaware 19890, Attention: Corporate Capital Markets. All notices to the Noteholders shall be in writing and sent by first-class mail to each Noteholder at his or its address as set forth in the Security Register.

15. Fiscal and Paying Agent. In acting under the Fiscal and Paying Agency Agreement, the Fiscal and Paying Agent is acting solely as the agent of the Issuer and does not assume any obligation or relationship of agency or trust with the holder of this Note except that money deposited with the Fiscal and Paying Agent will be held in trust for the benefit of the Noteholders until disbursed to the Noteholders, except as provided by the Fiscal and Paying Agency Agreement. Under the terms of the Fiscal and Paying Agency Agreement, the Issuer may remove any Fiscal and Paying Agent. Upon any such removal, the Issuer shall appoint a new Fiscal and Paying Agent in respect of the Subordinated Notes. The Issuer shall notify, or cause the Fiscal and Paying Agent to notify, the holder of this Note of the appointment of any successor Fiscal and Paying Agent.

16. Denominations. The Subordinated Notes are issuable only as fully registered Notes without interest coupons in denominations of $250,000 or any amount in excess thereof which is a whole multiple of $1,000.

17. Modification. The Fiscal and Paying Agency Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders under the Fiscal and Paying Agency Agreement at any time by the Issuer with the consent of the Noteholders holding not less than 66 2/3% in aggregate principal amount of the Subordinated Notes at the time outstanding. The Fiscal and Paying Agency Agreement also contains provisions permitting Noteholders holding not less than 66 2/3% in aggregate principal amount of the Subordinated Notes at the time outstanding, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Fiscal and Paying Agency Agreement and past Events of Default under the Fiscal and Paying Agency Agreement and their consequences. The Fiscal and Paying Agency Agreement also provides that the Fiscal and Paying Agent and the Issuer shall not enter into any agreement for the purpose of changing the Maturity Date or the terms of subordination of any Note unless the OCC has consented to such agreement. Furthermore, without the consent of the holder of each Subordinated Note affected thereby, no such agreement entered into by the Fiscal and Paying Agent and the Issuer shall: (i) change the maturity of the principal of or any installment of interest on any Subordinated Note, or reduce the principal amount of any Subordinated Note or interest on any Subordinated Note, or reduce the amount of principal payable upon acceleration of the maturity of any Subordinated Note, or change any place of payment where, or the coin or currency in which, any Subordinated Note or interest on any Subordinated Note is payable, or impair the right to institute suit for the enforcement of any such payment on or after its maturity, or make any change in the subordination provisions of the Subordinated Notes that adversely affects the rights of any holder of the Subordinated Notes; (ii) reduce the percentage in principal amount of Subordinated Notes the consent of whose holders is required for any such agreement or the consent of whose holders is required for any waiver of compliance with certain provisions of this Agreement or certain defaults under the Fiscal and Paying Agency Agreement and their consequences provided for in the Fiscal and Paying Agency Agreement; or (iii) modify the provisions of Section 6.6(f) of the Fiscal and Paying Agency Agreement providing for the rescinding and annulment of a declaration accelerating the maturity of the Subordinated Notes, or any of the provisions of Section 6.6(b) or 6.6(e) of the Fiscal and Paying Agency Agreement, except to increase any such percentage or to provide that certain other provisions of the Fiscal and Paying Agency Agreement cannot be modified or waived.

18. Absolute and Unconditional Obligation of the Issuer. No reference herein to the Fiscal and Paying Agency Agreement and no provisions of this Note or of the Fiscal and Paying Agency Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

19. Waiver and Consent. (a) Any consent or waiver given by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefore or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

(b) No delay or omission of the holder to exercise any right or remedy accruing upon any Event of Default shall impair such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

20. Further Issues. The Issuer may, without the consent of the holders of the Notes, create and issue additional notes having the same terms and conditions of the Notes (except for the issue date and issue price) pursuant to an agreement supplemental to the Fiscal and Paying Agency Agreement so that such further notes shall be consolidated and form a single series with the Subordinated Notes. Any such issuance shall be made pursuant to another offering document and will either be registered or issued pursuant to an exemption from registration under the Securities Act of 1933, as amended, or similar laws or regulations issued by the applicable banking agency.

21. Transfer of Obligations under this Note. Notwithstanding any other provisions of this Note, including specifically those set forth in the sections relating to subordination, Events of Default and covenants of the Issuer, it is expressly understood and agreed that the OCC or any receiver or conservator of the Issuer appointed by the OCC shall have the right in the performance of its legal duties, and as part of liquidation designed to protect or further the continued existence of the Issuer or the rights of any parties or agencies with an interest in, or claim against, the Issuer or its assets, to transfer or direct the transfer of the obligations of this Note to any bank or bank holding company selected by such official which shall expressly assume the obligation of the due and punctual payment of the unpaid principal and interest on this Note and the due and punctual performance of all covenants and conditions; and the completion of such transfer and assumption shall serve to supersede and void any default, acceleration or subordination which may have occurred, or which may occur due or related to such transaction, plan, transfer or assumption, pursuant to the provisions of this Note, and shall serve to return the holder to the same position, other than for substitution of the obligor, it would have occupied had no default, acceleration or subordination occurred; except that any interest and principal previously due, other than by reason of acceleration, and not paid shall, in the absence of a contrary agreement by the holder of this Note, be deemed to be immediately due and payable as of the date of such transfer and assumption, together with the interest from its original due date at the rate provided herein.

22. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH APPLICABLE FEDERAL LAW AND THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SAID STATE OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

THE ISSUER, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE ISSUER ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and its corporate seal to be hereunto affixed and attested.

VALLEY NATIONAL BANK

By:
Name:
Title:

ATTEST:

Name:
Title:

(Corporate Seal)

This Certificate represents Subordinated Notes referred to in the within mentioned Fiscal and Paying Agency Agreement:

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Fiscal and Paying Agent

By:
Name:
Title:

Dated:

EXHIBIT B

FORM OF TRANSFEREE LETTER

Valley National Bank

1455 Valley Road

Wayne, NJ 07470

Attention: Chief Financial Officer

Sandler O’Neill & Partners, L.P.,

as Representative of the Initial Purchasers

under the Purchase Agreement

919 Third Avenue, 6th Floor

New York, NY 10002

Attention: General Counsel

Wilmington Trust Company, as

Fiscal and Paying Agent

1100 North Market Street

Wilmington, DE 19890

Attention: Corporate Capital Markets

Ladies and Gentlemen:

In connection with the proposed transfer to us of 5.0% Subordinated Notes due 2015 (the “Securities”) of Valley National Bank (the “Company”), we represent, warrant and agree on our own behalf and, except with respect to item 2 below, on behalf of any investor account (as defined below) for which we are purchasing the Securities as follows:

1. We are an institutional “accredited investor” within the meaning of Subparagraph (a)(1), (2) (3) or (7) of Rule 501 under the Securities Act.

2. We are purchasing Securities in an aggregate amount of not less than $250,000 for our own account or for one or more investor accounts (each of which is an institutional “accredited investor” within the meaning of Subparagraph (a)(1), (2) (3) or (7) of Rule 501 under the Securities Act) for which we exercise sole investment discretion, in each case for investment purposes and not with a view to, or for offer or sale in connection with, the distribution or resale thereof.

3. We (a) have knowledge and experience in financial and business matters such that we are capable of evaluating the merits and risks of purchasing the Securities and (b) are able to bear the economic risk of an investment in the Securities for an indefinite period of time, including the risk of a complete loss of any such investment.

4. We acknowledge that none of the Company or the Initial Purchaser nor any person acting on either of their behalf has made any representation to us with respect to the

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Company of the offer or sale of the Securities. We have had access to such financial and other information concerning the Company and the Securities as we deemed necessary in connection with our decision to purchase the Securities, including the Offering Memorandum dated July 7, 2005 (the “Offering Memorandum”), and have had the opportunity to request information from and ask questions of the Company and the Initial Purchasers.

5. We understand that the Securities are subject to restrictions as to subsequent transfer as described in the Offering Memorandum under “Notice to Investors,” and we agree to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with such restrictions.

6. We understand that the Company, the Initial Purchasers, the Fiscal and Paying Agent and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agree that if any of the acknowledgments, representations and warranties are no longer accurate at any time (whether prior to delivery of the Securities or thereafter), we shall promptly notify the Company at the address set forth above. The Company, the Fiscal and Paying Agent and the Initial Purchasers are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

7. We acknowledge that we either (a) are not a fiduciary of an employee benefit, individual retirement account or other plan or arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (each a “Plan”), or an entity whose underlying assets include “plan assets” by reason of any Plan’s investment in the entity, and are not purchasing the Securities on behalf of or with “plan assets” by reason of any Plan’s investment in the entity, (b) are eligible for the exemptive relief available under one or more of the following prohibited transaction class exemptions (“PTCEs”) issued by the U.S. Department of Labor: PTCE 96-23, 95-60, 91-38, 90-1 or 84-14 or another applicable exemption, or (c) our purchase and holding of the Securities, or any interest therein, is not prohibited by Section 406 of ERISA or Section 4975 of the Code with respect to such purchase or holding.

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SAID STATE OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Very truly yours,

(name of purchaser)

By:

Date:

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